UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Long Drive, Houston, TX 77087	77087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-644-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by American Electric Technologies, Inc. on May 18, 2007 in connection with the acquisition described in Item 2.01 thereof which was completed on May 15, 2007. This amendment No. 1 is being filed to include financial information required by Item 9.01 and does not otherwise amend or alter American Electric’s Current Report on Form 8-K, filed May 18, 2007.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of the business acquired.

The following financial statements of M&I Electric Industries, Inc. are filed with this Report as Exhibit 99.1and 99.2:

•	Independent Auditor’s Report

•	Consolidated Balance Sheets as of December 31, 2006 and 2005

•	Consolidated Statements of Operations for the three years ended December 31, 2006

•	Consolidated Statements of Stockholders’ Equity for the three years ended December 31, 2006

•	Consolidated Statements of Cash Flows for the three years ended December 31, 2006

•	Notes to Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of March 31, 2007 and 2006

•	Unaudited Condensed Consolidated Statements of Operations for the three months March 31, 2007 and 2006

•	Unaudited Condensed Consolidated Statements of Cash Flows for the three months March 31, 2007 and 2006

•	Notes to Unaudited Financial Statements

(b)	Pro forma financial information.

The unaudited pro forma consolidated financial statements describing the pro forma effect of the merger on our unaudited statements of operations are filed with this Report as Exhibit 99.3 for the three months ended March 31, 2007 and the year ended December 31, 2006 and the unaudited balance sheet as of March 31, 2007.

(d)	Exhibits.

Number	Description
10.1	Business Loan Agreement (Asset Based), dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA.

10.2	Promissory Note, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA.

10.3	Agreement to Provide Insurance, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA

10.4	Notice of Final Agreement, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA

10.5	Corporate Resolution, as of May 22, 2007, M & I Electric Industries, Inc.

10.6	Commercial Guaranty, by and among Arthur Dauber and JPMorgan Chase Bank, NA, for the benefit of M & I Electric Industries, Inc.

23.1	Consent of Independent Registered Certified Public Accounting Firm

99.1	Consolidated Financial Statements of M&I Electric Industries, Inc. as of December 31, 2006 and 2005 and for the three years ended December 31, 2006, 2005 and 2004

99.2	Unaudited Consolidated Financial Statements of M&I Electric Industries, Inc. as of and for the three months ended March 31, 2007 and 2006

99.3	Certain Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2006 and as of and for the three months ended March 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.
(Registrant)

Date: July 30, 2007	By:	/s/ John H. Untereker
John H. Untereker
Senior Vice President, CFO and Secretary

Exhibit Index

Number	Description
10.1	Business Loan Agreement (Asset Based), dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA.

10.2	Promissory Note, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA.

10.3	Agreement to Provide Insurance, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA

10.4	Notice of Final Agreement, dated July 2, 2007, by and between M & I Electric Industries, Inc. and JPMorgan Chase Bank, NA

10.5	Corporate Resolution, as of May 22, 2007, M & I Electric Industries, Inc.

10.6	Commercial Guaranty, by and among Arthur Dauber and JPMorgan Chase Bank, NA, for the benefit of M & I Electric Industries, Inc.

23.1	Consent of Independent Registered Certified Public Accounting Firm

99.1	Consolidated Financial Statements of M&I Electric Industries, Inc. as of December 31, 2006 and 2005 and for the three years ended December 31, 2006, 2005 and 2004

99.2	Unaudited Consolidated Financial Statements of M&I Electric Industries, Inc. as of and for the three months ended March 31, 2007 and 2006

99.3	Certain Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2006 and as of and for the three months ended March 31, 2007